                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               ________________

                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 iShares Trust
                               ----------------
            (Exact name of registrant as specified in its charter)


           State of Delaware                                     See Below
 ...............................................           ......................
 (State of incorporation or organization)                      (IRS Employer
                                                            Identification No.)

   c/o Investors Bank and Trust Company
     200 Clarendon Street, Boston, MA                              02116
 ...............................................           ......................
 (Address of principal executive offices)                       (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:



Title of Each Class to be        Name of Each Exchange on           I.R.S. Employer
 Registered                      which Each Class is to be          Identification Number
                                 Registered


iShares S&P Global Energy         American Stock Exchange             94-3407643
 Sector Index Fund

iShares S&P Global
 Financials Sector Index Fund     American Stock Exchange             94-3407645

iShares S&P Global
 Healthcare Sector Index Fund     American Stock Exchange             94-3407646

iShares S&P Global
 Technology Sector Index Fund     American Stock Exchange             94-3407649

iShares S&P Global
 Telecommunications Sector
 Index Fund                       American Stock Exchange             94-3407647



     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 333-92935

     Securities to be registered pursuant to Section 12(g) of the Act:  None.


     Item 1.  Description of Registrant's Securities to be registered:

     Reference is made to the Registrant's Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A dated August, 22 2001 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729), which is incorporated herein by reference.

     Item 2.  Exhibits

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant's Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A dated May 12, 2000 (Securities Act file number 333-92935 and Investment Company Act file number 811-09729) (the "Registration Statement").

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder, incorporated herein by Reference to Exhibit 3 to the Registrant's registration of securities pursuant to Section 12(b) on Form 8-A, dated May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.


                                   SIGNATURE


  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                iSHARES TRUST
Date:  November 12, 2001


                                          By: /s/ Susan C. Mosher
                                             ---------------------------
                                             Susan C. Mosher
                                             Secretary


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